SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 27, 2004



                                Blair Corporation


                (Exact name of registrant as specified in its charter)



          Delaware                 001-00878                  25-0691670
          --------                 ---------                  ----------
      (State or other        (Commission File No.)         (I.R.S. Employer
      Jurisdiction of                                    Identification No.)
       incorporation)

     220 Hickory Street, Warren, Pennsylvania                 16366-0001
     (Address of Principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code: (814) 723-3600


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure

         On January 27, 2004, Blair Corporation (the "Company") announced that it will hold its annual meeting at 11:00 a.m. on Thursday, April 29, 2004, at the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania.

         A copy of the press release regarding the foregoing is attached hereto as Exhibit 99.1.



Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               Exhibit 99.1.  Press Release



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                                                                       Page -3-

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 27, 2004             Blair Corporation

                               By: John E. Zawacki
                                   ---------------
                                   John E. Zawacki
                                   President and Chief Executive Officer


                               By: Bryan J. Flanagan
                                   -----------------
                                   Bryan J. Flanagan
                                   Senior Vice President and Chief
                                   Financial Officer



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                                                                      Page - 4-

                                                                   Exhibit 99.1

      FOR IMMEDIATE RELEASE:
      CONTACTS:
      Blair Corporation                                     Carl Hymans
      Thomas McKeever, SVP of Operations & Admin            G.S. Schwartz & Co.
      814-723-3600                                          212-725-4500
                                                            carlh@schwartz.com


      BLAIR CORPORATION ANNOUNCES DATE OF ANNUAL MEETING

WARREN, Pa., (January 27, 2004) -- Blair Corporation (Amex: BL), (www.blair.com), a national catalog and multi-channel direct marketer of women's and men's apparel and home products, today announced that it will hold its annual meeting at 11:00 a.m. on Thursday, April 29, 2004. The meeting will be held at the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania. The Board of Directors has set the record date for stockholders entitled to vote at the meeting for March 12, 2004.


ABOUT BLAIR
Headquartered in Warren, Pennsylvania, Blair Corporation sells a broad range of women's and men's apparel and home products through direct mail marketing and its Web sites www.blair.com and www.crossingpointe.com. Blair Corporation employs over 2,500 people and operates facilities and retail outlets in Northwestern Pennsylvania as well as a catalog outlet in Wilmington, Delaware. The Company, which has annual sales of more than $560 million, is publicly traded on the American Stock Exchange (AMEX-BL).

This release contains statements relating to future results of the Company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to, changes in political and economic conditions, demand for and market acceptance of new and existing products, as well as other risks and uncertainties detailed in the most recent periodic filings of the Company with the Securities and Exchange Commission.